UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 1, 2021
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MPLX LP
(Exact name of registrant as specified in its charter)
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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 421-2414
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 1, 2021, MPLX GP LLC, a Delaware limited liability company and the general partner of MPLX LP (the “Partnership”), amended and restated the Fifth Amended and Restated Agreement of Limited Partnership of MPLX LP by executing the Sixth Amended and Restated Agreement of Limited Partnership of MPLX LP (the “Sixth Amended and Restated Partnership Agreement”). The Sixth Amended and Restated Partnership Agreement gives effect to: (i) the cancellation and elimination of the TexNew Mex Units in the Partnership (the “TexNew Mex Units”), all of which were held by a wholly owned subsidiary of Marathon Petroleum Corporation, a Delaware corporation and the owner of the general partner and majority limited partnership interests in the Partnership (“MPC”); and (ii) the reassignment of the Capital Account (as defined in the Sixth Amended and Restated Partnership Agreement) associated with or attributable to the TexNew Mex Units to the Capital Account associated with and attributable to the Special Limited Partner Interest in the Partnership held by the same wholly owned subsidiary of MPC.

The Sixth Amended and Restated Partnership Agreement was adopted to simplify and streamline the Partnership’s capital structure and to eliminate the requirement of the Partnership to pay cash distributions on the TexNew Mex Units.

The foregoing description is qualified in its entirety by reference to the full text of the Sixth Amended and Restated Partnership Agreement, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

3.1	Sixth Amended and Restated Agreement of Limited Partnership of MPLX LP, dated as of February 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: February 3, 2021	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary